SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 ---------------

      Date of Report (Date of earliest event reported): December 19, 1997


                        THE GUARDIAN REAL ESTATE ACCOUNT
                                       OF
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                    33-22548               13-2656036
        --------                    --------               ----------
(State or other jurisdiction of    (Commission     (IRS Employer Identification
 incorporation or organization)    File Number)              No.)

                 201 Park Avenue South, New York, New York 10003
                 -----------------------------------------------
            (Address of principal executive offices)      (Zip Code)

                   Registrant's telephone number: 212-598-8000

Item 2.     Acquisition or Disposition of Assets

      As of December 19, 1997, The Guardian Insurance & Annuity Company, Inc. ("GIAC"), on behalf of the Account, liquidated the remaining assets in the Account and terminated its investment operations. All assets remaining in the Account that were attributable to various variable contracts offered by GIAC were automatically transferred to The Guardian Cash Fund for the benefit of the variable contractowners. The Guardian Cash Fund is a money market mutual fund also offered under GIAC's variable contracts. The Account had no assets as of December 22, 1997.

Item 7.     Financial Statements and Exhibits

            Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             THE GUARDIAN REAL ESTATE ACCOUNT OF
                             THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.


Dated:  January 12, 1998      By: /s/ JOHN M. SMITH
                                 ------------------------
                                     John M. Smith
                                 Executive Vice President